Exhibit 99.1
VIAVI ANNOUNCES SECOND QUARTER FISCAL 2018 RESULTS
Second Quarter

•	GAAP and Non-GAAP net revenue of $201.8 million, down $4.7 million or (2.3)% year-over-year

•	GAAP operating margin of 1.8%, down 140 bps year-over-year

•	Non-GAAP operating margin of 12.6%, down 40 bps year-over-year

•	GAAP EPS of $(0.02), down $0.23 or (109.5)% year-over-year

•	Non-GAAP EPS of $0.09, down $0.01 or (10.0)% year-over-year

San Jose, California, February 1, 2018 — VIAVI (NASDAQ: VIAV) today reported results for its second fiscal quarter ended December 30, 2017.

GAAP net revenue was $201.8 million, with net loss of $(3.7) million, or $(0.02) per share. Prior quarter GAAP net revenue was $195.2 million, with net loss of $(4.8) million or $(0.02) per share. GAAP net revenue for the second quarter of fiscal 2017 was $206.5 million, with net income of $49.2 million, or $0.21 per share.

Non-GAAP net revenue was $201.8 million, with net income of $20.2 million, or $0.09 per share. Prior quarter non-GAAP net revenue was $195.2 million, with net income of $25.3 million, or $0.11 per share. Non-GAAP net revenue for the second quarter of fiscal 2017 was $206.5 million, with net income of $23.6 million, or $0.10 per share.

“VIAVI’s fiscal Q2 revenue, non-GAAP operating margin and non-GAAP EPS all came in above the high end of our guidance,” said Oleg Khaykin, VIAVI’s President and Chief Executive Officer.  “Strong service providers’ end market demand drove year-on-year revenue increase in the NE segment and OSP’s core business was stronger than expected.”

Khaykin added, “Looking ahead, we anticipate continued strength in network test spending and broader 3D Sensing product adoption in calendar 2018.”

Financial Overview:

The tables below (in millions, except percentage data) provide comparisons of quarterly results to prior periods, including sequential quarterly and year-over-year changes. A reconciliation between GAAP and non-GAAP measures is contained in this release under the section titled “Use of Non-GAAP (Adjusted) Financial Measures.”

Second Quarter Ended December 30, 2017

	GAAP Results
	Q2	Q1	Q2	Change
	FY 2018	FY 2018	FY 2017	Q/Q	Y/Y
Net revenue	$201.8	$195.2	$206.5	3.4%	(2.3)%
Gross margin	57.5%	59.5%	60.4%	(200) bps	(290) bps
Operating margin	1.8%	5.1%	3.2%	(330) bps	(140) bps
Income from operations	3.7	10.0	6.7	(63.0)%	(44.8)%
Net (loss) income per share	(0.02)	(0.02)	0.21	—	(109.5)%

	Non-GAAP Results
	Q2	Q1	Q2	Change
	FY 2018	FY 2018	FY 2017	Q/Q	Y/Y
Net revenue	$201.8	$195.2	$206.5	3.4%	(2.3)%
Adj. gross margin	60.7%	62.8%	62.9%	(210) bps	(220) bps
Adj. operating margin	12.6%	15.1%	13.0%	(250) bps	(40) bps
Adj. income from operations	25.4	29.4	26.9	(13.6)%	(5.6)%
Adj. net income per share	0.09	0.11	0.10	(18.2)%	(10.0)%

	GAAP and Non-GAAP Net Revenue by Segment
	Q2	% of Net	Q1	Q2	Change
	FY 2018	revenue	FY 2018	FY 2017	Q/Q	Y/Y
Network Enablement	$121.5	60.2%	$111.8	$117.0	8.7%	3.8%
Service Enablement	32.1	15.9%	29.0	40.6	10.7%	(20.9)%
Optical Security and Performance Products	48.2	23.9%	54.4	48.9	(11.4)%	(1.4)%
Total	$201.8	100.0%	$195.2	$206.5	3.4%	(2.3)%

•	Americas, Asia-Pacific and EMEA customers represented 54.6%, 22.6% and 22.8%, respectively, of total net revenue for the quarter ended December 30, 2017.

•	As of December 30, 2017, the Company held $1,212.8 million in total cash and investments.

•
As of December 30, 2017, the Company had $911.0 million of total aggregate principal amount of senior convertible notes, with net carrying value of $799.0 million. The Company had $451.0 million aggregate principal amount of 0.625% Senior Convertible Notes (“0.625% Notes”), after repurchasing $12.5 million of principal amount during the fiscal quarter ended December 30, 2017. The 0.625% Notes with net carrying value of $436.8 million as of December 30, 2017 was classified as current portion of the long-term debt. The Company also had $460.0 million aggregate principal amount of 1.00% Senior Convertible Notes with a net carrying value of $362.2 million classified as long-term debt.

•	During the fiscal quarter ended December 30, 2017, the Company generated $23.9 million of cash from operations.

Business Outlook for the Third Quarter of Fiscal 2018

For the third quarter of fiscal 2018 ending March 31, 2018, the Company expects non-GAAP net revenue to be between $190 million to $210 million and non-GAAP earnings per share to be $0.08 to $0.10. With respect to our expectations above, the Company has not reconciled non-GAAP net income per share to GAAP net income (loss) per share in this press release because it is unable to provide a meaningful or accurate estimate of certain reconciling items described in the “Use of Non-GAAP (Adjusted) Financial Measures” section below and the information is not available without unreasonable effort as a result of the inherent difficulty of forecasting the timing and/or amounts of certain items, including gain or loss on debt extinguishment and certain charges related to acquisition and integration. In addition, the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

Conference Call

The Company will discuss these results and other related matters at 1:30 p.m. Pacific Time on February 1, 2018 in a live webcast, which will also be archived for replay on the Company’s website at www.viavisolutions.com/investors.  The Company will post supplementary slides outlining the Company’s latest financial results on www.viavisolutions.com/investors under the “Quarterly Results” section concurrently with this earnings press release. This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission, and will be available at www.sec.gov.

About VIAVI Solutions

VIAVI (NASDAQ: VIAV) is a global provider of network test, monitoring and assurance solutions to communications service providers, enterprises and their ecosystems, supported by a worldwide channel community including VIAVI Velocity Solution Partners. We deliver end-to-end visibility across physical, virtual and hybrid networks, enabling customers to optimize connectivity, quality of experience and profitability. VIAVI is also a leader in high performance thin film optical coatings, providing light management solutions to anti-counterfeiting, consumer electronics, automotive, defense and instrumentation markets. Learn more about VIAVI at www.viavisolutions.com. Follow us on VIAVI Perspectives, LinkedIn, Twitter, YouTube and Facebook.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any expectation, anticipation or guidance as to future financial performance, including future revenue, gross margin, operating expense, operating margin, profitability targets, cash flow and other financial metrics, as well as the impact and duration of certain trends and market position and conditions.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) continuing general limited visibility across many of our product lines; (b) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (c) consolidations in our customer base; (d) customer purchasing delays as they assess or transition to new technologies and/or new architectures, which limit near-term demand visibility, and could negatively impact potential revenue; (e) continued decline of average selling prices across our businesses; (f) notable seasonality and a significant level of in-quarter book-and-ship business; (g) various product and manufacturing transfers, site consolidations, product discontinuances and the restructuring and workforce reduction plan announced in January 2017 that have caused and may cause short-term disruptions; (h) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; (i) potential disruptions or delays to our manufacturing and operations due to natural disasters such as the recent wildfires in Northern California; and (j) inherent uncertainty related to global markets and the effect of such markets on demand for our products. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. For more information on these risks, please refer to the “Risk Factors” section included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 1, 2017 filed with the Securities and Exchange Commission. The forward-looking statements contained in this press release are made as of the date thereof and the Company assumes no obligation to update such statements.

Contact Information

Investors:
Bill Ong
408-404-4512
bill.ong@viavisolutions.com

Press:
Amit Malhotra
202-341-8624
amit.malhotra@viavisolutions.com

The following financial tables are presented in accordance with GAAP, unless otherwise specified.

-SELECTED PRELIMINARY FINANCIAL DATA -

VIAVI SOLUTIONS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)
(unaudited)
PRELIMINARY

	Three Months Ended		Six Months Ended
	December 30, 2017	December 31, 2016	December 30, 2017	December 31, 2016
Net revenue	$201.8	$206.5	$397.0	$417.3
Cost of revenues	81.6	78.1	156.5	160.0
Amortization of acquired technologies	4.1	3.7	8.2	7.5
Gross profit	116.1	124.7	232.3	249.8
Operating expenses:
Research and development	29.9	35.9	59.0	72.0
Selling, general and administrative	76.6	76.9	149.1	152.3
Amortization of other intangibles	3.4	3.4	6.5	6.9
Restructuring and related charges	2.5	1.8	4.0	1.8
Total operating expenses	112.4	118.0	218.6	233.0
Income from operations	3.7	6.7	13.7	16.8
Interest and other income, net	2.9	3.8	3.1	5.1
Gain on sale of investments	—	53.9	—	135.4
Interest expense	(11.7)	(9.4)	(24.2)	(18.6)
(Loss) income before taxes	(5.1)	55.0	(7.4)	138.7
(Benefit from) provision for income taxes	(1.4)	5.8	1.1	11.5
Net (loss) income	$(3.7)	$49.2	$(8.5)	$127.2

Net (loss) income per share:
Basic	$(0.02)	$0.21	$(0.04)	$0.55
Diluted	(0.02)	0.21	(0.04)	0.54

Shares used in per share calculation - basic	227.4	230.5	227.7	231.4
Shares used in per share calculation - diluted	227.4	234.2	227.7	235.8

The preliminary financial statements are estimated based on our current information.

VIAVI SOLUTIONS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, unaudited)
PRELIMINARY

	December 30, 2017	July 1, 2017
ASSETS
Current assets:
Cash and cash equivalents	$753.1	$1,004.4
Short-term investments	452.3	432.2
Restricted cash	7.4	11.2
Accounts receivable, net	139.9	120.4
Inventories, net	77.3	48.0
Prepayments and other current assets	49.7	50.8
Total current assets	1,479.7	1,667.0
Property, plant and equipment, net	135.5	136.9
Goodwill	170.7	151.6
Intangibles, net	43.3	31.1
Deferred income taxes	115.0	109.5
Other non-current assets	14.2	14.4
Total assets	$1,958.4	$2,110.5
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$38.7	$32.6
Accrued payroll and related expenses	44.6	43.8
Deferred revenue	67.6	60.2
Accrued expenses	29.7	30.8
Current portion of long-term debt	436.8	—
Other current liabilities	62.6	61.4
Total current liabilities	680.0	228.8
Long-term debt, net of current portion	362.2	931.4
Other non-current liabilities	162.8	163.9
Total stockholders’ equity	753.4	786.4
Total liabilities and stockholders’ equity	$1,958.4	$2,110.5

The preliminary financial statements are estimated based on our current information.

VIAVI SOLUTIONS INC.
REPORTABLE SEGMENT INFORMATION
(in millions, unaudited)
PRELIMINARY

	Three Months Ended December 30, 2017
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Total Segment Measures	Reconciling Items	Consolidated GAAP Measures
Net revenue	$121.5	$32.1	$153.6	$48.2	$201.8	$—	$201.8

Gross profit	73.8	22.4	96.2	26.2	122.4	(6.3)	116.1
Gross margin	60.7%	69.8%	62.6%	54.4%	60.7%		57.5%

Operating income			8.0	17.4	25.4	(21.7)	3.7
Operating margin			5.2%	36.1%	12.6%		1.8%

	Three Months Ended December 31, 2016
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Total Segment Measures	Reconciling Items	Consolidated GAAP Measures
Net revenue	$117.0	$40.6	$157.6	$48.9	$206.5	$—	$206.5

Gross profit	74.6	27.1	101.7	28.2	129.9	(5.2)	124.7
Gross margin	63.8%	66.7%	64.5%	57.7%	62.9%		60.4%

Operating income			6.0	20.9	26.9	(20.2)	6.7
Operating margin			3.8%	42.7%	13.0%		3.2%

	Three Months Ended
	December 30, 2017	December 31, 2016
Corporate reconciling items impacting gross profit:
Total segment gross profit	$122.4	$129.9
Stock-based compensation	(0.7)	(1.0)
Amortization of intangibles	(4.1)	(3.7)
Other charges unrelated to core operating performance (1)	(1.5)	(0.5)
GAAP gross profit	$116.1	$124.7

Corporate reconciling items impacting operating income:
Total segment operating income	$25.4	$26.9
Stock-based compensation	(7.7)	(9.1)
Amortization of intangibles	(7.5)	(7.1)
Other charges unrelated to core operating performance (1)	(4.0)	(2.2)
Restructuring and related charges	(2.5)	(1.8)
GAAP operating income	$3.7	$6.7

(1)
During the three months ended December 30, 2017 and December 31, 2016, other charges unrelated to core operating performance primarily consisted of acquisition related costs, amortization of inventory step-up and loss on disposal of long-lived assets.

	Six Months Ended December 30, 2017
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Total Segment Measures	Reconciling Items	Consolidated GAAP Measures
Net revenue	$233.3	$61.1	$294.4	$102.6	$397.0	$—	$397.0

Gross profit	144.4	42.9	187.3	57.6	244.9	(12.6)	232.3
Gross margin	61.9%	70.2%	63.6%	56.1%	61.7%		58.5%

Operating income			15.2	39.6	54.8	(41.1)	13.7
Operating margin			5.2%	38.6%	13.8%		3.5%

	Six Months Ended December 31, 2016
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Total Segment Measures	Reconciling Items	Consolidated GAAP Measures
Net revenue	$235.6	$77.0	$312.6	$104.7	$417.3	$—	$417.3

Gross profit	152.0	48.4	200.4	59.8	260.2	(10.4)	249.8
Gross margin	64.5%	62.9%	64.1%	57.1%	62.4%		59.9%

Operating income			10.1	44.3	54.4	(37.6)	16.8
Operating margin			3.2%	42.3%	13.0%		4.0%

	Six Months Ended
	December 30, 2017	December 31, 2016
Corporate reconciling items impacting gross profit:
Total segment gross profit	$244.9	$260.2
Stock-based compensation	(1.6)	(2.0)
Amortization of intangibles	(8.2)	(7.5)
Other charges unrelated to core operating performance (1)	(2.8)	(0.9)
GAAP gross profit	$232.3	$249.8

Corporate reconciling items impacting operating income:
Total segment operating income	$54.8	$54.4
Stock-based compensation	(15.2)	(17.8)
Amortization of intangibles	(14.7)	(14.4)
Other charges unrelated to core operating performance (1)	(7.2)	(3.6)
Restructuring and related charges	(4.0)	(1.8)
GAAP operating income	$13.7	$16.8

(1)
During the fiscal six months ended December 30, 2017 and December 31, 2016, other charges unrelated to core operating performance primarily consisted of acquisition related costs, amortization of inventory step-up, loss on disposal of long-lived assets and VIAVI specific charges related to the separation.

The preliminary financial schedules are estimated based on our current information.

Use of Non-GAAP (Adjusted) Financial Measures

The Company provides non-GAAP net revenue, non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA financial measures as supplemental information regarding the Company’s operational performance. The Company uses the measures disclosed in this release to evaluate the Company’s historical and prospective financial performance, as well as its performance relative to its competitors. Specifically, management uses these items to further its own understanding of the Company’s core operating performance, which the Company believes represent its performance in the ordinary, ongoing and customary course of its operations. Accordingly, management excludes from core operating performance items such as those relating to acquisition, amortization of acquisition-related intangibles and inventory step-up, stock-based compensation, restructuring, separation costs, and certain investing expenses and non-cash activities that management believes are not reflective of such ordinary, ongoing and customary course activities. Additionally, the Company excludes the results of discontinued operations in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA for all periods reported. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance as the Company is no longer active in its discontinued operations.

The Company believes providing this additional information allows investors to see Company results through the eyes of management. The Company further believes that providing this information allows investors to better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

The non-GAAP adjustments described in this release have historically been excluded by the Company from its non-GAAP financial measures. The non-GAAP adjustments, and the basis for excluding them, are outlined below.

Cost of revenues, costs of research and development and costs of selling, general and administrative: The Company’s GAAP presentation of gross margin and operating expenses may include (i) additional depreciation and amortization from changes in estimated useful life and the write-down of certain property, equipment and intangibles that have been identified for disposal but remained in use until the date of disposal, (ii) workforce related charges such as severance, retention bonuses and employee relocation costs related to formal restructuring plans, (iii) costs for facilities not required for ongoing operations, and costs related to the relocation of certain equipment from these facilities and/or contract manufacturer facilities, (iv) stock-based compensation, and (v) other charges unrelated to our core operating performance comprising mainly of acquisition, integration, litigation and other costs and contingencies unrelated to current and future operations, including VIAVI specific incremental charges for professional fees and additional personnel costs to complete the separation as well as transformational initiatives such as the implementation of simplified automated processes, site consolidations, and reorganizations. The Company excludes these items in calculating non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Amortization of intangibles: The Company includes amortization expense related to intangibles in its GAAP presentation of cost of revenues and operating expense. The Company excludes these significant non-cash items in calculating non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes doing so provides investors a clearer and more consistent view of the Company’s core operating performance in terms of cost of revenues and operating expenses.

Non-cash interest expense and other expense: The Company incurred non-cash interest expense accretion of the debt discount on its convertible debt instruments. The Company incurred a loss in connection with repurchasing certain of its 0.625% Senior Convertible Notes which was recorded in interest and other income, net, in compliance with the authoritative guidance. The Company eliminates these items in calculating non-GAAP net income (loss), and non-GAAP net income (loss) per share, because it believes that in so doing, it can provide investors a clearer and more consistent view of the Company’s core operating performance.

Gain or loss on sale of available for-sale investments: The Company has sold available-for-sale investments and includes the impact of these activities in its GAAP presentation of net income (loss) and net income (loss) per share. The Company’s core business does not include making financial investments in third parties. Moreover, the amount and timing of gains and losses on the sale of available-for-sale investments are unpredictable. Consequently, the Company excludes these items in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA because it believes gains or losses on these sales are not related to the Company’s ongoing core business and operating performance.

Income tax expense or benefit: The Company excludes certain non-cash tax expense or benefit items, such as the utilization of net operating losses where valuation allowances were released, intra-period tax allocation benefit and other significant events, such as impact of US tax reform enacted in December 2017 and the spin-off of Lumentum. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Interest, taxes, depreciation, amortization and other adjustments: The Company’s EBITDA calculation primarily excludes interest and other income (expense), interest expense, taxes, depreciation and amortization, and other items that are not part of its core operating performance described above. The Company’s adjusted EBITDA excludes items in addition to the items excluded from the EBITDA calculation such as stock-based compensation, impairment of goodwill, restructuring and related charges (benefits), and other charges related to activities that are not part of its core operating performance described above. Management believes adjusted EBITDA is a good indicator of the Company’s core operational cash flow.

Non-GAAP financial measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to non-GAAP net income (loss) is net income (loss). The GAAP measure most directly comparable to non-GAAP net income (loss) per share is net income (loss) per share. The Company believes these GAAP measures alone are not indicative of its core operating expenses and performance.

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES
(in millions, except per share data)
(unaudited)
PRELIMINARY
The following tables reconcile GAAP measures to non-GAAP measures:

	Three Months Ended				Six Months Ended
	December 30, 2017		December 31, 2016		December 30, 2017		December 31, 2016
	Net (loss) Income	Diluted EPS	Net (loss) Income	Diluted EPS	Net (loss) Income	Diluted EPS	Net (loss) Income	Diluted EPS
GAAP measures	$(3.7)	$(0.02)	$49.2	$0.21	$(8.5)	$(0.04)	$127.2	$0.54
Items reconciling GAAP net (loss) income and EPS to non-GAAP net income and EPS:

Related to cost of revenues:
Stock-based compensation	0.7	—	1.0	—	1.6	0.01	2.0	0.01
Other charges unrelated to core operating performance (1)	1.5	0.01	0.5	—	2.8	0.01	0.9	—
Amortization of acquired technologies	4.1	0.02	3.7	0.02	8.2	0.04	7.5	0.03
Total related to gross profit	6.3	0.03	5.2	0.02	12.6	0.05	10.4	0.04

Related to operating expenses:
Research and development:
Stock-based compensation	1.4	0.01	1.6	0.01	2.5	0.01	3.3	0.01
Other charges unrelated to core operating performance (1)	0.1	—	0.1	—	0.4	—	0.8	—
Selling, general and administrative:
Stock-based compensation	5.6	0.02	6.5	0.03	11.1	0.05	12.5	0.05
Other charges unrelated to core operating performance (1)	2.4	0.01	1.6	0.01	4.0	0.02	1.9	0.01
Amortization of other intangibles	3.4	0.01	3.4	0.01	6.5	0.03	6.9	0.03
Restructuring and related charges	2.5	0.01	1.8	0.01	4.0	0.02	1.8	0.01
Total related to operating expenses	15.4	0.07	15.0	0.06	28.5	0.12	27.2	0.12

Gain on sale of investments (2)	—	—	(53.9)	(0.23)	—	—	(135.4)	(0.57)
Non-cash interest expense and other expense	8.6	0.04	7.1	0.03	21.3	0.09	14.0	0.06
(Benefit) provision for income taxes	(6.4)	(0.03)	1.0	—	(8.4)	(0.04)	1.9	0.01
Total related to net income (loss) and EPS	23.9	0.10	(25.6)	(0.11)	54.0	0.23	(81.9)	(0.35)
Non-GAAP measures	$20.2	$0.09	$23.6	$0.10	$45.5	$0.20	$45.3	$0.19

Shares used in per share calculation for Non-GAAP EPS		229.9		234.2		231.3		235.8
Note: Certain totals may not add due to rounding

(1)
During the three and six months ended December 30, 2017 and December 31, 2016, other charges unrelated to core operating performance primarily consisted of acquisition related costs, amortization of inventory step-up, loss on disposal of long-lived assets and VIAVI specific charges related to the separation.

(2)
During the three and six months ended December 31, 2016, the Company sold 1.7 million shares and 5.6 million shares, respectively of the 11.7 million shares of Lumentum common stock which was retained as part of the separation of Lumentum. The Company recognized a realized gain of $53.8 million and $135.3 million on the sale.

The preliminary financial schedules are estimated based on our current information.

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES TO ADJUSTED EBITDA
(in millions, unaudited)
PRELIMINARY

	Three Months Ended		Six Months Ended
	December 30, 2017	December 31, 2016	December 30, 2017	December 31, 2016
GAAP net (loss) income	$(3.7)	$49.2	$(8.5)	$127.2
Interest and other income, net	(2.9)	(3.8)	(3.1)	(5.1)
Gain on sale of investments (1)	—	(53.9)	—	(135.4)
Interest expense	11.7	9.4	24.2	18.6
(Benefit from) provision for income taxes	(1.4)	5.8	1.1	11.5
Depreciation	8.3	7.6	16.7	15.5
Amortization	7.5	7.1	14.7	14.4
EBITDA	19.5	21.4	45.1	46.7
Costs related to restructuring and related charges	2.5	1.8	4.0	1.8
Costs related to stock-based compensation	7.7	9.1	15.2	17.8
Other charges unrelated to core operating performance (2)	4.0	2.2	7.2	3.6
Adjusted EBITDA	$33.7	$34.5	$71.5	$69.9

(1)
During the three and six months ended December 31, 2016, the Company sold 1.7 million shares and 5.6 million shares, respectively of the 11.7 million shares of Lumentum common stock which was retained as part of the separation of Lumentum. The Company recognized a realized gain of $53.8 million and $135.3 million on the sale.

(2)
During the three and six months ended December 30, 2017 and December 31, 2016, other charges unrelated to core operating performance primarily consisted of acquisition related costs, amortization of inventory step-up, loss on disposal of long-lived assets and VIAVI specific charges related to the separation.

The preliminary financial schedules are estimated based on our current information.